UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2016

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2016, Hardinge Inc. (the “Company”) issued a press release announcing the Company’s second quarter 2016 financial results. Copies of the press release and the presentation slides used in connection with the Company’s earnings conference call and webcast on August 5, 2016 are respectively included as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. On August 3, 2016, the Board of Directors of the Company declared a cash dividend of $0.02 per share on the Company’s common stock. The dividend is payable on September 9, 2016 to stockholders of record as of August 31, 2016.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release issued by Registrant on August 5, 2016 announcing second quarter 2016 results.
99.2	Presentation slides used by Registrant in connection with its August 5, 2016 earnings conference call and webcast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	August 5, 2016
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer